BALANCED FUND

                               SEMI-ANNUAL REPORT

                                IAI Balanced Fund
                               September 30, 1997

                                   (unaudited)


                            [LOGO] IAI MUTUAL FUNDS

                               TABLE OF CONTENTS
                                IAI BALANCED FUND

                               SEMI-ANNUAL REPORT
                               SEPTEMBER 30, 1997

                                   (UNAUDITED)

                 Chairman's Letter...............................2

                 Fund Managers' Review...........................4

                 Fund Portfolio..................................7

                 Notes to Fund Portfolio........................13

                 Statement of Assets and Liabilities............15

                 Statement of Operations........................16

                 Statement of Changes in Net Assets.............17

                 Financial Highlights...........................18

                 Notes to Financial Statements..................19

                 IAI Mutual Fund Family.........................24

                 Adviser, Custodian, Legal Counsel,
                 Independent Auditors,
                 Directors.......................Inside Back Cover

                                CHAIRMAN'S LETTER
                                IAI BALANCED FUND

A DAY FOR BUYING OPPORTUNITIES

[PHOTO]
NOEL P. RAHN
CHAIRMAN

In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened? And what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies like retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences too, which make the events of October 27, 1997, much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there may even be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have truly enjoyed excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27th inevitably occur.

                                CHAIRMAN'S LETTER
                                IAI BALANCED FUND

ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is listed below.

Fundamentally, the U.S. economy is in good shape. The expansion continued at a 3.6% pace in the third quarter, making this the first time since 1983 that inflation-adjusted growth has been above 3% for four consecutive quarters. During this same time, prices rose at an annualized rate of only 1.4%--the slowest quarterly increase since 1964.

As further evidence of strength, the unemployment rate dropped to 4.7% in October, its lowest level in 24 years. Job gains were widespread throughout a majority of industries. So far in 1997, over 2.1 million new jobs have been created.

On the fiscal policy side, the federal budget deficit has declined dramatically. Tax receipts have exceeded expectations, hinting that income growth is even higher than current statistics indicate. Low inflation has allowed the Fed to follow a neutral monetary policy. The last time the Fed acted was in March of this year when the overnight rate was raised by 0.25%. A shrinking deficit and neutral monetary policy has helped long-term interest rates to drop by 1% in the last six months.

Given this favorable backdrop, U.S. financial markets have experienced above-average returns. For the 10 months through October, the stock market was up 28% and bonds had returned about 8%.

Unfortunately, this good news has recently been overshadowed by turmoil overseas. Currency devaluation and falling stock prices in the Asian Pacific region quickly became a global event. In typical fashion, markets have led economics. The events in October were a dramatic reintroduction of risk premiums into the global investment equation. While some investors clearly suffered substantial losses, the impact so far has been more psychological than fundamental. Falling markets are likely to lead to slower growth and rising financial problem in the afflicted economies. Although market volatility will continue, the economic impact will be less invasive for the major economies of Europe and North America. Global growth and inflation may be mildly lower. However, as markets stabilize, investors are likely to refocus on positive fundamentals.

Please read the Fund Managers' Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn
Noel P. Rahn
Chairman

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

IAI BALANCED FUND

[PHOTO]
LARRY R. HILL, CFA
IAI BALANCED FUND
CO-MANAGER

DONALD J. HOELTING, CFA
IAI BALANCED FUND
CO-MANAGER


WHAT IS THE FUND'S OBJECTIVE?

IAI Balanced Fund's objective is to maximize total return. This is pursued by investing in a broadly diversified portfolio consisting primarily of stocks, bonds, and short-term instruments. The Fund may also invest in other securities. As the market outlook changes, the Fund's asset allocation is shifted gradually.

HOW HAS THE FUND PERFORMED?

Year-to-date the Fund is up 24.92%. The Fund returned 4.76% this past quarter which was in line with most balanced portfolios. For the past six months, the Fund had a 20.39% total return while the S&P 500 and the Lehman Government/Corporate Bond index returned 26.38% and 7.27%, respectively. Considering the allocation of the Fund to 45% U.S. Domestic Equities, 15% International Equities, and 40% Fixed Income investments, our returns were comparable to what the market environment provided. U.S. Domestic Equities and the Venture Capital investments helped performance while the Fixed Income and International investments brought down composite performance.

WHICH HOLDINGS WERE PARTICULARLY SUCCESSFUL FOR THE FUND?

Were there any disappointments? Our holdings in the energy sector were particularly successful this quarter. Strong performing stocks in the Fund included Department 56 (1.27%)*, Intel (0.92%)*, Harley-Davidson (0.87%)*, Healthcare COMPARE (0.93%)*, and SLM Holding (1.03%)*. From our venture capital investment, our investment in Advanced Fibre Communications (1.22%)*, a communications company that makes systems that link telephone users with global networks, was another strong performer. The worst performing stocks this past quarter were Aetna (0.65%)*, Eastman Kodak (0.56%)*, and Electronic Data Systems (0.24%)*.

* PERCENTAGE OF NET ASSETS AS OF 9/30/97

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

From our international equity investments, the international markets were especially volatile. The Japanese market was down 8% in local currency terms and due to the strength of the U.S. dollar, down 12.8% in U.S. terms. Slowing domestic demand in Japan and further troubles in their banking system contributed to this negative environment. Other Far Eastern markets were hurt by currency and growth rate worries. The troubles afflicting Thailand spread to Singapore and Malaysia.

     In our fixed income allocation, portfolio duration is slightly shorter than the market. This modestly reduced performance as interest rates fell in the second half of September. Sector and issue selection helped bond returns. The drop in long-term global interest rates provided positive price appreciation for the quarter.

WERE THERE ANY SIGNIFICANT CHANGES?

We increased our investment in international equities by 5% late in the third quarter. Much of this came from our fixed income allocation. In the U.S. market, the shift from large cap to smaller cap stocks benefited the Fund, given that the Fund holds a somewhat larger percentage of smaller cap stocks than the S&P 500 index. The generally negative international investment climate also hurt that portion of our portfolio invested in overseas markets.

WHAT IS YOUR OUTLOOK FOR THE FUND?

     We believe U.S. equity and fixed income markets fully reflect an economic environment of strong growth and low inflation, leaving little room for negative news. More than ever, our focus on companies with solid competitive advantages generating a high level of free cash flow at attractive valuations positions us well for what will very likely be a less stable economic environment in the future. Our growing conviction is that some overseas markets may also provide better fundamental valuations than our own at this time.

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND

TOP FIVE DOMESTIC EQUITY SECTORS
% OF NET ASSETS AS OF 9/30/97

[BAR CHART]

FINANCIAL                     6.9%
CONSUMER DURABLES             4.5%
PRODUCER MANUFACTURING        4.2%
CONSUMER NON-DURABLES         2.5%
ELECTRONIC TECHNOLOGY         2.1%


EFFECTIVE MATURITY
% OF BOND PORTFOLIO AS OF 9/30/97

[BAR CHART]

YEARS
0-3            26%
3-5            17%
5-10           42%
10-20           8%
20+             7%

TOP FIVE DOMESTIC EQUITY HOLDINGS

                                                      % of Net Assets
                                                     ------------------
 Issue                        Sector                 9/30/97    3/31/97
-----------------------------------------------------------------------

 Department 56                Consumer Durables        1.27      1.26
 Westinghouse Electric        Producer Manufacturing   1.23      1.12
 Nabors Industries            Industrial Services      1.21      0.71
 Berkshire Hathaway Class A   Producer Manufacturing   1.11      1.65
 SLM Holding                  Financial                1.03      0.93
-----------------------------------------------------------------------
 TOTAL                                                 5.85      5.67

BOND SECTORS
% OF BOND PORTFOLIO AS OF 9/30/97

[PIE CHART]

47%       U.S. Government Agency Mortgage-Backed
32%       U.S. Government Obligations
20%       Corporate
 1%       Asset-Backed


BOND CREDIT
RATING
% OF BOND PORTFOLIO AS OF 9/30/97

U.S. Government... 45%
Aaa............... 18%
Aa.................--%
A..................--%
Baa............... 17%
Non-Investment
Grade............. 20%

                              FUND MANAGERS' REVIEW
                                IAI BALANCED FUND


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BALANCED FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

VALUE OF $10,000 INVESTMENT+

[LINE GRAPH]

                 IAI Balanced Fund                          Lehman Govt/
                (Inception 4/10/92)    S&P 500 Index*     Corp Bond Index*
     4/10/92       $ 10,000           $ 10,000              $ 10,000
     3/31/93       $ 11,019           $ 11,527              $ 11,430
     3/31/94       $ 10,933           $ 11,693              $ 11,747
     3/31/95       $ 11,963           $ 13,515              $ 12,284
     3/31/96       $ 13,409           $ 17,859              $ 13,627
     3/31/97       $ 15,897           $ 21,420              $ 14,234
     9/30/97       $ 19,139           $ 27,072              $ 15,269



AVERAGE ANNUAL RETURNS+
THROUGH 9/30/97

                                                                Since Inception
                        Six Months**    1 Year       5 Years      4/10/92
-------------------------------------------------------------------------------

  IAI BALANCED FUND        20.39%       36.36%       12.98%       12.59%
-------------------------------------------------------------------------------
  S&P 500 Index            26.38%       40.67%       20.83%       19.85%*
-------------------------------------------------------------------------------
  Lehman Government/
  Corporate Bond Index      7.27%        9.60%        6.95%        8.00%*


+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 4/01/92
** NOT ANNUALIZED

                                 FUND PORTFOLIO
                               IAI BALANCED FUND

                               SEPTEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                  (UNAUDITED)



COMMON STOCKS - 29.1%
                                                              Market
                                        Quantity            Value (a)
--------------------------------------------------------------------------------
CONSUMER DURABLES - 4.5%
Bandag                                 5,500               $  291,155
Department 56 (b)                     23,000                  665,563
Eastman Kodak                          4,500                  292,219
Harley-Davidson                       15,600                  455,325
Polaris                                9,300                  273,769
Sturm Ruger                           18,600                  352,238
                                                           ----------
                                                            2,330,269
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES - 2.5%
Coca-Cola                              5,000                  304,688
Gillette                               3,000                  258,938
Philip Morris                         11,900                  494,594
UST                                    7,300                  223,105
                                                           ----------
                                                            1,281,325
--------------------------------------------------------------------------------
CONSUMER SERVICES - 0.9%
Walt Disney                            6,100                  491,813
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY - 2.1%
3Com (b)                               7,100                  363,875
Intel                                  5,200                  480,025
Lucent Technologies                        1                       81
Motorola                               3,600                  258,750
--------------------------------------------------------------------------------
                                                            1,102,731
--------------------------------------------------------------------------------
ENERGY MINERALS - 1.4%
British Petroleum ADR                  3,805                  345,542
Exxon                                  5,900                  377,968
                                                           ----------
                                                              723,510
--------------------------------------------------------------------------------
FINANCIAL - 5.7%
Aetna                                  4,200                  342,038
American Express                       4,900                  401,188
Federal Home Loan
   Mortgage Corporation               14,300                  504,075
Leucadia National                      9,000                  309,375
Norwest                                5,000                  306,250
PMI Group                              3,700                  212,056
SLM Holding                            3,500                  540,750
United Assets Management              13,100                  375,806
                                                           ----------
                                                            2,991,538
--------------------------------------------------------------------------------
HEALTH SERVICES - 0.9%
Healthcare COMPARE (b)                 7,600               $  485,450
--------------------------------------------------------------------------------
HEALTH TECHNOLOGY - 2.0%
Pfizer                                 4,600                  276,288
R.P. Scherer (b)                       4,800                  297,300
SmithKline Beecham ADR                 9,200                  449,650
                                                           ----------
                                                            1,023,238
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.5%
Nabors Industries (b)                 16,300                  634,681
Waste Management                       4,300                  150,231
                                                           ----------
                                                              784,912
--------------------------------------------------------------------------------
NON-ENERGY MINERALS - 1.3%
Nucor                                  4,700                  247,631
Schweitzer-Mauduit International       9,900                  420,750
                                                           ----------
                                                              668,381
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 4.2%
Berkshire Hathaway Class A (b)            13                  582,400
General Electric                       4,400                  299,475
Nordson                                3,900                  228,638
Tyco International                     5,700                  467,755
Westinghouse Electric                 23,800                  644,088
                                                           ----------
                                                            2,222,356
--------------------------------------------------------------------------------
RETAIL TRADE - 0.9%
Wal-Mart Stores                       13,300                  487,113
--------------------------------------------------------------------------------
TECHNOLOGY SERVICES - 0.8%
Electronic Data Systems                3,600                  127,800
Parametric Technology (b)              7,000                  308,875
                                                           ----------
                                                              436,675
--------------------------------------------------------------------------------
UTILITIES - 0.4%
FPL Group                              4,400                  225,500
                                                           ----------
Total Investments in COMMON STOCKS
(Cost: $12,004,545)......................................$ 15,254,811
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


NON-CONVERTIBLE PREFERRED
STOCKS - 1.2%
                                                            Principal  Market
                                                      Rate    Amount  Value (a)
--------------------------------------------------------------------------------
FINANCIAL - 1.2%
Community Bank
   Series B                                           3.25%  $12,000  $330,000
SI Financing Trust I                                  2.30    12,000   321,744
                                                                      --------
                                                                       651,744
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST: $589,500)......................................................$651,744
                                                                      --------
--------------------------------------------------------------------------------
OTHER SECURITIES - 8.9%
                                                           Market
                                        Quantity (h)      Value (a)
--------------------------------------------------------------------------------
COMMON STOCK - 1.2%
Advanced Fibre
   Communications (b)                       15,584   $     638,944
--------------------------------------------------------------------------------

                                           Ownership       Market
                                         Percentage (h)   Value (a)
--------------------------------------------------------------------------------
LIMITED PARTNERSHIPS - 7.7%
South Street Corporate
   Recovery Fund I (b)                        0.67%  $      39,324
Spectrum Equity Investors (b)                 0.46         517,545
Vanguard Associates IV (b)                    1.35       3,463,890
                                                     -------------
                                                         4,020,759
--------------------------------------------------------------------------------
Total Investments in Other Securities
(Cost: $399,556).....................................$   4,659,703
--------------------------------------------------------------------------------


                                                           Market
                                          Quantity        Value (a)
FOREIGN COMMON STOCKS - 6.0%
--------------------------------------------------------------------------------
AUSTRALIA - 0.6%
Commonwealth Bank of
   Australia (Financial)                     9,600   $     118,468
M.I.M. Holdings (Materials)                 83,300         101,951
Woolworth's (Services)                      34,301         111,461
                                                     -------------
                                                           331,880
--------------------------------------------------------------------------------
BELGIUM - 0.1%
Compagnie Maritime Belge
   (Services)                                  320          24,368
--------------------------------------------------------------------------------
Finland - 0.1%
UPM-Kymmene (Materials)                      2,439          67,823
--------------------------------------------------------------------------------
FRANCE - 1.0%
Compagnie Financiere de Paribas
   (Financial)                               1,323          98,128
Dexia France (Financial)                       856          81,095
Eridania Beghin-Say
   (Consumer Goods)                            487          75,526
Lafarge (Materials)                          1,271          93,158
Lyonnaise des Eaux-Dumez
   (Services)                                  825          92,065
Societe Television Franchaise
   (Services)                                  730          63,128
                                                     -------------
                                                           503,100
--------------------------------------------------------------------------------
GERMANY - 0.6%
Bayer (Materials)                            2,770         110,333
RWE (Energy)                                 2,483         120,270
Deutsche Telekom (Services)                  4,710          91,202
                                                     -------------
                                                           321,805
--------------------------------------------------------------------------------
HONG KONG - 0.4%
First Pacific (Multi-Industry)              51,000          51,076
Jardine Strategic (Multi-Industry)          28,000         109,760
Swire Pacific Class A
   (Multi-Industry)                          6,000          45,940
Swire Pacific Class A
   (Multi-Industry)                         10,000          14,796
                                                     -------------
                                                           221,572
--------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

FOREIGN COMMON STOCKS (CONT.)
                                                           Market
                                          Quantity        Value (a)
--------------------------------------------------------------------------------
JAPAN - 1.2%
Aiwa (Consumer Goods)                        2,000   $      43,072
Eisai (Consumer Goods)                       5,000          89,455
Hitachi (Producer Manufacturing)            13,000         113,063
Mazda Motor
   (Consumer Durables) (b)                  17,000          60,266
Namco (Consumer Goods)                       2,000          73,553
Nippon Telegraph & Telephone
   (Services)                                   12         110,328
Nippon Yusen Kabushiki Kaish
   (Services)                               24,000          80,510
Toray Industries (Materials)                12,000          70,868
                                                     -------------
                                                           641,115
--------------------------------------------------------------------------------
MALAYSIA - 0.0%
Land & General Holdings
   (Multi-Industry)                         13,000           8,383
Malaysian International Shipping,
   foreign (Services)                        6,000          11,476
                                                     -------------
                                                            19,859
--------------------------------------------------------------------------------
NETHERLANDS - 0.2%
Koninklijke PTT Nederland
   (Materials)                               2,255          88,642
--------------------------------------------------------------------------------
NEW ZEALAND - 0.2%
Carter Holt Harvey
   (Materials)                              37,300          80,700
--------------------------------------------------------------------------------
PORTUGAL - 0.1%
Banco Comercial Portugues
   (Financial)                               1,208          25,520
Banco Totta & Acores
   (Financial)                               1,745          36,814
Electricidade de Portugual
   (Energy)                                    235           4,036
                                                     -------------
                                                            66,370
--------------------------------------------------------------------------------
SPAIN - 0.2%
Iberdrola (Energy)                           8,490         104,440
--------------------------------------------------------------------------------

                                                           Market
                                          Quantity        Value (a)
--------------------------------------------------------------------------------
UNITED KINGDOM - 1.3%
B.A.T. Industries
   (Multi-Industry)                         11,517   $     101,022
British Steel
   (Materials)                              15,486          45,154
Energy Group (Utilities)                    10,028         105,699
FKI (Capital Equipment)                     11,185          37,220
Hanson (Multi-Industry)                        720           3,433
Imperial Tobacco Group
   (Consumer Goods)                         10,451          62,718
Peninsular and Oriental Steam
   Navigation (Services)                     7,900          84,546
Rolls-Royce (Capital Equipment)             19,000          78,573
Sears (Services)                            49,530          48,006
Tomkins (Multi-Industry)                    18,850         106,423
--------------------------------------------------------------------------------
                                                           672,794
                                                     -------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN FOREIGN COMMON STOCKS
(COST: $3,086,566)......................................$3,144,468
--------------------------------------------------------------------------------


               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)


CORPORATE BONDS - 5.9%
                                                                                      Principal        Market
                                                            Rate       Maturity         Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 1.6%

AT&T Capital (medium-term note)                             6.41%      08/13/99      $  200,000      $  200,573
Emergent Group (e)                                         10.75       09/15/04          50,000          50,688
GMAC                                                        6.63       10/01/02          50,000          50,378
Webster Financial                                           8.75       06/30/00         500,000         525,345
                                                                                                    -----------
                                                                                                        826,984
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL - 3.6%

Anker Coal Group (e)                                        9.75       10/01/07         250,000         253,750
Belo (A.H.)                                                 7.25       09/15/27         100,000          98,628
Bucyrus International (e)                                   9.75       09/15/07         350,000         353,063
Fort James                                                  6.88       09/15/07         200,000         198,926
LTV (e)                                                     8.20       09/15/07         150,000         148,884
Nextlink Communications                                     9.63       10/01/07         150,000         155,250
Speedway Motorsports (e)                                    8.50       08/15/07         150,000         151,500
Time Warner                                                 8.38       03/15/23         500,000         537,000
                                                                                                    -----------
                                                                                                      1,897,001
---------------------------------------------------------------------------------------------------------------
UTILITIES - 0.5%

U.S. West Capital Funding                                   7.95       02/01/97         235,000         247,554
---------------------------------------------------------------------------------------------------------------
YANKEE - 0.2%

Canadian Forest Oil (e) (f)                                 8.75       09/15/07         100,000          99,618
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $3,034,656).................................................................................$  3,071,157
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS - 9.5%
                                                                                      Principal          Market
                                                           Rate        Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
U.S. INFLATION INDEX NOTE - 0.3%
                                                            3.38%      01/15/07        $142,080(g) $    139,160
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 4.4%
                                                            6.25       06/30/98         400,000         402,000
                                                            6.00       09/30/98         250,000         250,820
                                                            5.88       10/31/98         600,000         600,935
                                                            5.50       12/31/00         190,000         187,595
                                                            6.38       09/30/01         250,000         253,360
                                                            6.88       05/15/06         250,000         261,405
                                                            6.25       02/15/07         350,000         351,806
                                                                                                    -----------
                                                                                                      2,307,921
---------------------------------------------------------------------------------------------------------------

              SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13



                                 FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

U.S. GOVERNMENT OBLIGATIONS (CONT.)
                                                                                       Principal        Market
                                                          Rate         Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 4.8%
                                                           12.00%      08/15/13   $     220,000    $    316,800
                                                            9.25       02/15/16         500,000         649,454
                                                            7.50       11/15/16         250,000         278,165
                                                            8.75       05/15/17         250,000         313,008
                                                            7.88       02/15/21         200,000         233,000
                                                            6.88       08/15/25          30,000          31,528
                                                            6.50       11/15/26         450,000         452,741
                                                            6.63       02/15/27         220,000         225,260
                                                                                                    -----------
                                                                                                      2,499,956
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT OBLIGATIONS
(COST: $4,875,540)..................................................................................$ 4,947,037
---------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 13.6%
                                                                                      Principal          Market
                                                           Rate        Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.2%
                                                            6.50%      09/15/24   $     110,000    $    105,050
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 2.7%
                                                            6.50       03/02/11         139,631         138,845
                                                            6.00       04/01/11         277,685         271,437
                                                            6.50       04/01/26         453,191         442,142
                                                            7.00       11/01/26         558,583         557,885
                                                                                                    -----------
                                                                                                      1,410,309
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 8.7%
                                                            9.00       06/01/17         795,423         856,751
                                                            6.00       12/25/24         190,000         176,255
                                                            9.50       02/01/25         190,411         205,285
                                                            6.50       05/01/26         413,452         402,855
                                                            7.50       10/01/27       1,860,000       1,890,801
                                                            8.00       10/01/27       1,000,000       1,031,870
                                                                                                    -----------
                                                                                                      4,563,817
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 0.5%
                                                            6.50       10/15/11         260,000         258,131
---------------------------------------------------------------------------------------------------------------

               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13




                                              FUND PORTFOLIO
                                             IAI BALANCED FUND

                                            SEPTEMBER 30, 1997
                                                (UNAUDITED)


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONT.)
                                                                                      Principal        Market
                                                            Rate      Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 1.5%
                                                            7.00%      04/15/23  $      460,453   $     462,033
                                                            8.00       12/15/23         192,893         200,186
                                                            7.50       01/15/26         136,291         138,640
                                                                                                  -------------
                                                                                                        800,859

---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $7,062,479)................................................................................$   7,138,166
---------------------------------------------------------------------------------------------------------------

ASSET BACKED SECURITIES - 0.2%
                                                                                       Principal        Market
                                                          Rate         Maturity          Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
AUTO LOAN RELATED - 0.2%
CHASE MANHATTAN AUTO OWNER TRUST 97-B A3                    6.35%      02/15/01  $      130,000   $     130,894
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN ASSET BACKED SECURITIES
(COST: $129,939)..................................................................................$     130,894
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $31,182,781)...............................................................................$  38,997,980
---------------------------------------------------------------------------------------------------------------

SHORT TERM SECURITIES - 28.7%
                                                                                      Principal        Market
                                                          Rate         Maturity         Amount       Value (a)
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 28.7%
Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)      5.40%      10/24/97  $   15,000,000   $  14,948,250
U.S. Treasury Bill                                          5.05       12/04/97         100,000(d)       99,125
                                                                                                  -------------
                                                                                                     15,047,375
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $15,047,374)...............................................................................$  15,047,375
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(COST: $46,230,155) (I)...........................................................................$  54,045,355
---------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) - (3.1%)
   ...............................................................................................$  (1,612,446)
---------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS
   ...............................................................................................$  52,432,909
---------------------------------------------------------------------------------------------------------------



               SEE ACCOMPANYING NOTES TO FUND PORTFOLIO ON PAGE 13

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


                                       (a)

Market values of securities are stated in U.S. dollars and are determined as described in Note 1 to the financial state-ments, under "Security Valuation."

                                       (b)

Currently non-income producing security.

                                       (c)

Purchased on a when-issued basis. At September 30, 1997 the cost of securities purchased on a when-issued basis totalled $3,171,526.

                                       (d)

Security is partially pledged to cover initial margin on open futures contracts (see Note 5 to financial statements).

                                       (e)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the Board of Directors.

                                       (f)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (g)

Principal amounts of Inflation Index Notes change based on increase or decrease of the Consumer Price Index.

                                       (h)

Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public. For each restricted security held at September 30, 1997, the Fund held no unrestricted securities of the same issuer as of either the date the purchase price was agreed to or the date the Fund first obtained an enforceable right to obtain the securities. Information concerning each restricted security held at September 30, 1997 is shown on the next page.

                             NOTES TO FUND PORTFOLIO
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

COMMON STOCK
Security                                     Acquisition Date           Cost
-------------------------------------------------------------------------------
Advanced Fibre Communications                    10/31/96           $     7,435

LIMITED PARTNERSHIPS
Security                                     Acquisition Date           Cost
-------------------------------------------------------------------------------
South Street Corporate
   Recovery Fund I                               10/03/95           $        --
Spectrum Equity Investors                        05/12/94                31,841
                                                 01/03/95                25,000
                                                 05/11/95                 5,525
                                                 05/22/95                35,000
                                                 11/16/95                42,500
                                                 12/13/95                17,500
                                                 04/17/96                12,500
                                                 05/15/96                35,000
                                                 08/14/96                20,000
                                                 10/22/96                50,000
                                                 12/12/96                12,500
                                                 02/12/97                21,395
                                                 02/26/97                25,000
                                                 05/05/97                20,000
                                                 06/10/97                12,500
                                                 09/30/97                12,500
Vanguard Associates IV                           07/26/96                13,360




                                       (i)

At September 30, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

   Cost for federal income tax purposes.........................  $  46,195,992
                                                                  =============

   Gross unrealized appreciation................................  $   8,142,545

   Gross unrealized depreciation................................      (293,182)
                                                                  -------------

   Net unrealized appreciation..................................  $   7,849,363
                                                                  =============

                       STATEMENT OF ASSETS AND LIABILITIES
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


ASSETS
Investments in securities, at market
    (Cost: $46,230,155)                                                                              $54,045,355
Cash in bank on demand deposit                                                                         1,712,895
Receivable for investment securities sold                                                              7,807,114
Dividends and accrued interest receivable                                                                182,781
Unrealized appreciation on foreign currency contracts held, at value (Note 6)                              3,795
Variation margin receivable                                                                                  625
                                                                                                     -----------
    TOTAL ASSETS                                                                                      63,752,565
                                                                                                     -----------
LIABILITIES
Payable for investment securities purchased                                                           11,319,525
Unrealized depreciation on foreign currency contracts held, at value (Note 6)                                131
                                                                                                     -----------
    TOTAL LIABILITIES                                                                                 11,319,656
                                                                                                     -----------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                           $52,432,909
                                                                                                     -----------
REPRESENTED BY:
Capital stock                                                                                        $    40,381
Additional paid-in capital                                                                            40,919,727

Undistributed net investment income                                                                      100,570
Accumulated net realized gains                                                                         3,559,543
Unrealized appreciation on:
    Investment securities                                                                $ 7,809,538
    Other assets and liabilities denominated in foreign currency                               3,150
                                                                                         -----------
                                                                                                       7,812,688
                                                                                                     -----------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                      $52,432,909
                                                                                                     ===========
        Shares of capital stock outstanding; authorized 10 billion shares
             of $.01 par value stock                                                                   4,038,083
                                                                                                     -----------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                       $     12.98
                                                                                                     ===========

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 19

                                          STATEMENT OF OPERATIONS
                                             IAI BALANCED FUND

                                    SIX MONTHS ENDED SEPTEMBER 30, 1997
                                                (UNAUDITED)

NET INVESTMENT INCOME
    INCOME
       Interest                                                                                      $   685,438
       Dividends (net of foreign income taxes withheld of $6,662)                                        195,149
                                                                                                     -----------
           TOTAL INCOME                                                                                  880,587
                                                                                                     -----------
    EXPENSES
       Management fees                                                                                   275,962
       Compensation of Directors                                                                           2,290
                                                                                                     -----------
           TOTAL EXPENSES                                                                                278,252
           Less fees reimbursed by Advisers                                                               (2,290)
                                                                                                     -----------
           NET EXPENSES                                                                                  275,962
                                                                                                     -----------
           NET INVESTMENT INCOME                                                                         604,625
                                                                                                     -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                                             $ 3,044,696
       Foreign currency transactions                                                           3,770
       Futures contracts                                                                     (11,400)
                                                                                         -----------
                                                                                                       3,037,066
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                             $ 3,800,474
       Other assets and liabilities denominated in foreign currency                            2,921
       Futures contracts                                                                     (16,406)
                                                                                         -----------
                                                                                                       3,786,989
                                                                                                     -----------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                                6,824,055
                                                                                                     -----------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 7,428,680
                                                                                                     ===========

            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 19

                       STATEMENT OF CHANGES IN NET ASSETS
                                IAI BALANCED FUND


                                                                   Six months ended       Year ended
                                                                     September 30,         March 31,
                                                                         1997                1997
----------------------------------------------------------------------------------------------------------------
OPERATIONS                                                           (UNAUDITED)
     Net investment income                                          $   604,625          $ 1,037,273
     Net realized gains                                               3,037,066            4,710,596
     Net change in unrealized appreciation or depreciation            3,786,989               46,520
                                                                    -----------          -----------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         7,428,680            5,794,389
                                                                    -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                             (444,871)          (1,454,148)
     Net realized gains                                                (606,899)          (5,366,081)
                                                                    -----------          -----------
         TOTAL DISTRIBUTIONS                                         (1,051,770)          (6,820,229)
                                                                    -----------          -----------
CAPITAL SHARE TRANSACTIONS
     Net proceeds from 1,653,854 and 1,002,358 shares sold           20,400,694           11,615,277
     Net asset value of 84,196 and 620,444 shares issued
         for reinvestment of distributions                            1,047,393            6,699,334
     Cost of 673,812 and 2,013,573 shares redeemed                   (8,213,640)         (23,266,327)
                                                                    -----------          -----------
         INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
            SHARE TRANSACTIONS                                       13,234,447           (4,951,716)
                                                                    -----------          -----------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                     19,611,357           (5,977,556)

     NET ASSETS AT BEGINNING OF PERIOD                               32,821,552           38,799,108
                                                                    -----------          -----------
     NET ASSETS AT END OF PERIOD                                    $52,432,909          $32,821,552
                                                                    ===========          ===========
         including undistributed (overdistributed)
              net investment income of:                             $   100,570          $   (59,184)
                                                                    ===========          ===========


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 19

                              FINANCIAL HIGHLIGHTS

                                IAI Balanced Fund

 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:



                                                Six months            Years ended March 31,               Period from
                                                   ended         ----------------------------------    April 10, 1992***
                                              September 30, 1997 1997      1996      1995      1994   to March 31,1993
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                    (UNAUDITED)
    Beginning of period                               $11.04    $11.53    $10.57    $10.36    $10.89    $10.00
                                              ----------------------------------------------------------------
OPERATIONS
    Net investment income                               0.17      0.37      0.29      0.29      0.27      0.18
    Net realized and unrealized gains (losses)          2.07      1.60      0.97      0.62     (0.34)     0.84
                                              ----------------------------------------------------------------
       TOTAL FROM OPERATIONS                            2.24      1.97      1.26      0.91     (0.07)     1.02
                                              ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                              (0.13)    (0.49)    (0.30)    (0.32)    (0.26)    (0.13)
    Net realized gains                                 (0.17)    (1.97)     --       (0.38)    (0.20)       --
                                              ----------------------------------------------------------------
       TOTAL DISTRIBUTIONS                             (0.30)    (2.46)    (0.30)    (0.70)    (0.46)    (0.13)
                                              ----------------------------------------------------------------

NET ASSET VALUE
    End of period                                     $12.98    $11.04    $11.53    $10.57    $10.36    $10.89
                                              ================================================================
Total investment return*                               20.39%    18.55%    12.09%     9.44%    (0.77%)   10.18%

Net assets at end of period (000's omitted)          $52,433   $32,822   $38,799   $41,419   $52,369   $70,068

RATIOS
    Expenses to average net assets                      1.25%**   1.25%     1.25%     1.25%     1.25%     1.25%**
    Net investment income to average net assets         2.74%**   2.92%     2.48%     2.68%     2.35%     2.18%**
    Average brokerage commission rate****            $0.0436   $0.0468       n/a       n/a       n/a       n/a
    Portfolio turnover rate
       (excluding short-term securities)               112.0%    190.6%    193.8%    256.9%    211.9%      83.4%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

***  COMMENCEMENT OF OPERATIONS

**** BEGINNING IN FISCAL 1997, THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE
     BROKERAGE COMMISSION RATE. THE COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds VI, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The IAI Balanced Fund is a separate portfolio of IAI Investment Funds VI, Inc. The Fund has a primary objective of maximum total return through investment in stocks, bonds and short-term instru-ments. This report covers only the IAI Balanced Fund (the Fund).

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

Restricted securities for which there is no public market are valued at fair value in good faith under procedures established by the Board of Directors. Such securities represent $4,659,703 (8.9% of net assets). Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

SECURITIES PURCHASED ON A
WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Fund may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded daily as unrealized gains or losses. The variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY
TRANSLATIONS AND FORWARD
FOREIGN CURRENCY
CONTRACTS

The Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of limited partnership income, certain foreign currency gains and losses treated as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

SECURITY TRANSACTIONS AND
INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. The Fund amortizes discount purchased on long-term bonds using the level yield method of amortization. Security gains and losses are

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

The Fund uses the equity method of accounting for limited partnerships.

DISTRIBUTIONS TO
SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTIGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $13,200,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There are no borrowings outstanding at September 30, 1997.

At September 30, 1997, the Fund is committed to invest an additional $78,000 in Spectrum Equity Investors limited partnership.

Default by a limited partner of payment of a properly requested capital contribution, other than default due to a legal deter-mination that such contribution need not be made, would result in forfeiture of such limited partner's interest in any future profit and loss in the partnership and removal from the limited partnership.

The Fund's management intends to finance the aforementioned commitments with available cash or with proceeds from the sale of investments in short-term securities. The Fund maintains in a segregated account an amount equal to its aggregate unpaid commitments.

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The fee is equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. This fee is paid monthly. The Management Agreement further provides that Advisers will either reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount.

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF
SECURITIES

For the six months ended September 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $40,428,856 and $39,660,048, respectively.

RESTRICTED SECURITIES

Included in the Fund's portfolio of investments in securities at September 30, 1997 are issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 ("restricted securities"). Such securities are generally illiquid.

The Fund limits investments in securities that are not readily marketable to 15% of its net assets at the time of purchase. This limitation does not include Rule 144A securities that have been determined to be liquid based upon guidelines approved by the Fund's Board of Directors.

[5] Open Futures Contracts

The financial futures contracts shown below were open as of September 30, 1997. The market value of securities deposited to cover initial margin requirements for the open positions at September 30, 1997 was $74,344. The unrealized depreciation of $5,662 on these contracts at September 30, 1997 is included in unrealized appreciation on investment securities.

                      Number of    Expiration              Market     Unrealized
   Type               Contracts       Month    Position    Value    Depreciation
--------------------------------------------------------------------------------
   U.S. Treasury Note     5       December 1997  Short   $550,625      $5,662

                          NOTES TO FINANCIAL STATEMENTS
                                IAI BALANCED FUND

                               SEPTEMBER 30, 1997
                                   (UNAUDITED)


[6] FOREIGN CURRENCY EXCHANGE CONTRACTS

At September 30, 1997 the Balanced Fund had entered into foreign currency exchange contracts. The unrealized appreciation or depreciation on those contracts at September 30, 1997 is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:


   Exchange                                                                       Unrealized         Unrealized
     Date            Currency to be Delivered            Currency to be Received Appreciation        Depreciation
--------------------------------------------------------------------------------------------------------------
   10/01/97           4,913  U.S. Dollars                 9,697 Dutch Guilder    $   --                  $  39
   10/01/97         731,135  Japanese Yen                 6,005 U.S. Dollars         --                     51
   10/02/97         715,298  Japanese Yen                 5,890 U.S. Dollars         --                     35
   10/03/97           6,281  Malaysian Ringgit            1,960 U.S. Dollars         22                     --
   10/03/97           1,322  U.S. Dollars               236,799 Portuguese Escudo    --                      6
   10/10/97          54,000  British Pounds              90,968 U.S. Dollars      3,773                     --
--------------------------------------------------------------------------------------------------------------
                                                                                 $3,795                  $ 131


                             IAI MUTUAL FUND FAMILY

TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE
MUTUAL FUNDS IN OUR FUND FAMILY


------------------------------------------------------------------------------------------------------------------------------------
                                                                    Secondary
 IAI FUND                      Primary Objective                    Objective   Portfolio Composition
------------------------------------------------------------------------------------------------------------------------------------
 IAI DEVELOPING                Capital Appreciation                     --      Equity securities of companies in developing
 COUNTRIES FUND                                                                 countries
------------------------------------------------------------------------------------------------------------------------------------
 IAI INTERNATIONAL FUND        Capital Appreciation                    Income   Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI EMERGING GROWTH FUND      Capital Appreciation                     --      Common stocks of small- to medium-sized
                                                                                emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI CAPITAL                   Capital Appreciation                     --      Common stocks of small- to medium-sized
 APPRECIATION FUND                                                              growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI MIDCAP GROWTH FUND        Capital Appreciation                     --      Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI REGIONAL FUND             Capital Appreciation                     --      Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH FUND               Capital Appreciation                     --      Common stocks with potential for above-average
                                                                                growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------
 IAI VALUE FUND                Capital Appreciation                     --      Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------
 IAI GROWTH AND INCOME FUND    Capital Appreciation                   Income    Common stocks with potential for long-term
                                                                                appreciation, and common stocks that are expected
                                                                                to produce income
------------------------------------------------------------------------------------------------------------------------------------
 IAI BALANCED FUND             Total Return                           Income    Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION + INCOME]                   short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
 IAI BOND FUND                 Income                                 Capital   Investment-grade bonds
                                                                 Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI GOVERNMENT FUND           Income                                 Capital   U.S. Government securities
                                                                 Preservation
------------------------------------------------------------------------------------------------------------------------------------
 IAI RESERVE FUND              Stability/Liquidity                     Income   The portfolio has a maximum average maturity of
                                                                                25 months, investing primarily in investment-
                                                                                grade bonds
------------------------------------------------------------------------------------------------------------------------------------
 IAI MONEY MARKET FUND         Stability/Liquidity                     Income   The portfolio's average dollar-weighted maturity is
                                                                                less than 90 days, investing in high quality, money
                                                                                market securities
------------------------------------------------------------------------------------------------------------------------------------


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


                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                      IAI

                                  MUTUAL FUNDS

3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700